Exhibit 99.1
Welcome

Annual Meeting of Stockholders
June 5, 2012

Roy E. Reichbach
General Counsel & Corporate Secretary

Forward-Looking Statements
 Certain statements herein are forward-looking statements and represent NeuLion's current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and
 “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might”
 occur or be achieved and other similar expressions. Forward-looking statements involve significant risks, uncertainties and assumptions. Although the forward-looking statements contained in this presentation are based upon what management believes to be reasonable assumptions, we cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this presentation and we assume no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause our actual results, performance or achievements to be materially different from any anticipated results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to develop and execute on our business plan, including further diversifying our customer base; continuing to invest in and expand our sports-related business; our ability to integrate the operations of acquired businesses with our own; our ability to increase revenue; general economic and market segment conditions; our customers’ subscriber levels; the financial health of our customers; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in Item 1A,
 “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available on www.sec.gov and filed on www.sedar.com.

Charles B. Wang
Chairman

Arthur J. McCarthy
Chief Financial Officer

$25.7
$28.1
$33.2
$39.7
2008
2009
2010
2011

$(31.6)
$(13.9)
$(11.0)
$(6.9)
2008
2009
2010
2011

Stock Price (5/31/12)	CDN $0.19	Revenue FY11	USD $39.7m
Avg. Daily Vol. (3 mo.)	28,859	Adjusted EBITDA Loss FY11	USD ($6.9m)
52 Week Low/High	CDN $0.16/$0.40
Common Stock Outstanding	140.8m	At March 31, 2012:
Preferred Stock	28.1m	Cash	USD $9.3m
Public Float, est.	52.0m	Total Assets	USD $36.9m
Market Capitalization	US $25.9m	Total Liabilities	USD $22.2m
Insider Holdings (est.)	63%	Employees	300+
Key Stats: NLN (TSX)
Annual Revenue
($Millions)
Annual Adjusted EBITDA Loss
($Millions)

(Pro Forma)
(Actual)
(Actual)
(Pro Forma)
(Actual)
(Actual)
(Actual)
(Actual)

Historical Annual Results
(1) Total cost of revenue and total gross margin are exclusive of depreciation and amortization.
(2) Selling, general and administrative expenses are exclusive of stock-based compensation.
(3) The acquisition of INSINC was completed on October 31, 2009.
(4) The acquisition of TransVideo was completed on October 1, 2010.
(in Millions $)	YE 2009	YE 2010	% Change	YE 2011	% Change
Services revenue	$26.5	$31.5	19%	$36.6	16%
Equipment revenue	1.6	1.7	6%	3.1	82%
Total revenue	28.1	33.2	18%	39.7	20%
Total cost of revenue	14.4	14.4	NC	16.4	14%
Total gross margin	13.7	18.8	37%	23.3	24%
Gross margin %	49%	57%	8%	59%	2%
Selling, general and administrative expenses	27.6	29.8	8%	30.2	1%
Adjusted EBITDA Loss	(13.9)	(11.0)	(21%)	(6.9)	(37%)

Historical Q1 Results
(1) Total cost of revenue and total gross margin are exclusive of depreciation and amortization.
(2) Selling, general and administrative expenses are exclusive of stock-based compensation.
(3) The acquisition of INSINC was completed on October 31, 2009.
(4) The acquisition of TransVideo was completed on October 1, 2010.
(in Millions $)	Q1 2010	Q1 2011	% Change	Q1 2012	% Change
Services revenue	$7.4	$9.6	30%	$9.9	3%
Equipment revenue	0.4	0.4	NC	0.5	25%
Total revenue	7.8	10.0	28%	10.4	4%
Total cost of revenue	3.7	4.0	8%	4.5	13%
Total gross margin	4.1	6.0	46%	5.9	(2%)
Gross margin %	53%	60%	7%	57%	(3%)
Selling, general and administrative expenses	7.1	8.0	13%	7.8	(3%)
Adjusted EBITDA Loss	(3.0)	(2.0)	(33%)	(1.9)	(5%)

Historical Revenue by Category
(1) Pro Sports includes all of our major, minor and junior sports league customers. These customers include the NFL, NHL, NBA, UFC, MLS and AHL.
(2) TV Everywhere includes all of our non-sports customers that own content rights, including aggregators and distributors. These customers include
 KyLinTV, Sky Angel, BTN2GO and the Independent Film Channel.
(3) College Sports includes all of our college and collegiate conference customers. We partner with many National Collegiate Association (NCAA) schools and have agreements in place with over 150 colleges, universities and related websites.
(4)  Other includes our B2C business, in which we market our own content directly to customers, and various consulting services.

(in Millions $)	YE 2009	YE 2010	% Change	YE 2011	% Change
Pro Sports	$5.5	$7.0	27%	$13.1	87%
TV Everywhere	7.7	10.0	30%	11.7	17%
College Sports	9.7	10.8	11%	10.6	(2%)
Other	5.2	5.4	4%	4.3	(20%)
Total Revenue	28.1	33.2	18%	39.7	20%

Charles B. Wang
Chairman

State of the Market
• Digital media production, delivery and consumption is shifting and expanding globally, from news to sports and entertainment. Broadcasting has become multi-
 dimensional.
• Television consumption has become a new interactive and dynamic experience - it is no longer simply a passive activity. Consumers want to choose when, where and how to view media. They can also produce, share and customize their own content and multimedia experience.
• Television technology has changed; it is no longer a single screen in our living room.
 TVs, computers, mobile, gaming devices and tablets are converging as they all become Internet enabled. Video content can now be enjoyed on nearly any multimedia device.

NeuLion

Then		Now
Delayed Satisfaction Appointment Based Serial	Consumer Behavior Changes	Instant Gratification Interrupt Driven Multi-tasking
Static TV Standard-Definition Video	Changing Technology Requirements	Interactive Multiple Devices High-Definition Video

12

Consumers shift in consumer behavior drives technology
requirements

78% CAGR 2011-2016
Exabytes per Month
12
6
0
2011
2012
2013
2014
2015
2016
Mobile VoIP (0.3%)
Mobile Gaming (1.1%)
Mobile File Sharing (3.3%)
Mobile M2M (4.7%)
Mobile Web/Data (20.0%)
Mobile Video (70.5%)
Figures in legend refer to traffic share in 2016.
Source: Cisco VNI Mobile, 2012

There are more Internet connected devices than ever before and mobile video is expected to sky rocket
Mobile video will generate over 70% of mobile data traffic by 20161
1 Source: Cisco Visual Networking Index: Global Mobile Data Traffic Forecast Update 2011-2016 (Feb. 2012)
➢ Mobile video traffic exceeded 50% for
the first time in 20111
➢ By 2016, two-thirds of the world’s
mobile data traffic will be video,
increasing 25-fold between 2011 and
20161
The number of mobile-connected devices will exceed the number of people on earth THIS year1

NeuLion

The Evolution of the Video-viewing Experience
STAGE 1
Broadcasters are in control
abc
NBC
CBS
In 1964, the Beatles drew 73 million viewers to the *Ed Sullivan Show*
STAGE 2
Broadcasters, content owners, and multichannel providers are in control comcast
DIRECTV
dish NETWORK
verizon
Heavy VoD users far more satisfied with their service provider
STAGE 3
Consumers are in control
hulu
ESPN3.com
YouTube
NETFLIX
19% of consumers are interested in a TV Every-where offering, where they can watch TV programming on a smartphone or computer
© Parks Associates

The World Is Changing

About NeuLion

A group of former
Computer Associates
executives started
NeuLion in December
2003.
NeuLion initially began
providing its service
through IPTV set top boxes
with its first customer,
KyLinTV, a Chinese
network. Over the next
few years the company
secured contracts to
deliver live sports as well
as other vertical markets.
In 2008 NeuLion merged
with JumpTV, a Canadian
IPTV Company, which
added college sports and
international programming.
The merger transitioned
NeuLion from a privately
held entity to one publicly
traded on the Toronto
Stock Exchange (TSX:NLN).
NeuLion today has
agreements with
customers such as the
NHL, NFL, NBA, Duke
University, LSU, University
of Oregon, SundanceNow
and Dish Network.

NeuLion Offices and Staff
NeuLion has over 300 employees, and with principal offices
in Plainview, NY and Sanford, FL with additional offices in
Toronto, ON, New York, NY, London, UK, Shanghai, China,
Beijing, China and Vancouver, BC.

NeuLion delivers interactive, personal, live & on-demand
video to any Internet-enabled device
- Provides a complete end to end solution for
 delivering content
- Delivers and monetizes video for content
 owners, aggregators and distributors
 worldwide
- Platform content delivery to any consumer
 device
- Customized interactive personal TV
 experience
NeuLion empowers content owners and distributors, cable operators and telecommunications companies to capitalize on the massive consumer demand for viewing video content on PCs, smartphones, tablets, and Smart TVs, all over the
Internet.
NeuLion’s customers include major entertainment, sports, global content companies and news companies around the world.

Nancy Li
President & Chief Executive Officer

NeuLion
Content Ingestion Service
Fiber
Satellite
Data
Live Encoder
Live Tag Editor
NOW
Universal Editor
GEO Service
Ad Substitution & Mid-roll Support
Payflow & Premium Service Support
Registration
Device Linking
Billing
Players
Web Player
Embedded Player
Live Event Player
Player SDK
iOS
Android
TVE Authentication & SSO Integration
Adobe Pass
DRM Integration
Flash Access
Play Ready
QoS
Dashboard
Real-time
Historical Reports
Analytics Reporting
Omniture
Google Analytics
NeuLion Distributed Video Delivery Platform
Content Source
REIMUXER
Multi-bitrate Transcoding
Streaming Server
Multi-platform Delivery
Storage
Metadata Management
CMS
Managed Content Delivery

Proprietary Architecture

NeuLion

NBA
NFL
NHL
MLS
UFC
TOP RANK
ATM
OREGON
NCAA
LSU
ROGERS
dish NETWORK
KyLinTV
BTN2GO
BTN2GO.COM
sundance NOW
UNIVISION

Global Brands Trust NeuLion
Experience the future of interactive digital
sports with NeuLion’s platform for
delivering live and on-demand content.
Providing previously untapped revenue
sources to the top sports properties from
around the world with unprecedented
quality.
With a continued commitment to colleges,
universities and athletic conferences
across the US, NeuLion transforms their
athletics website into a fully customizable
online destination, connecting fans to rich
content with an array of interactive digital
services.
Designed for television networks, cable
operators and content aggregators,
NeuLion’s TVE solution delivers an
unmatched interactive digital video
experience. As innovators of TV
Everywhere, we continue to revolutionize
the future of multi-platform TV.
SPORTS
COLLEGE
TV EVERYWHERE

PRESEASON LIVE
CRUMPLER
NEW ORLEANS
0
NEW ENGLAND
3
1ST
12:59
NFL

NeuLion Sports

The LIVE ANYWHERE Solution

S

• Live & Archived Games • Adaptive Streaming • DVR Functionality • HD Video • Live Stats & Data Feeds • Delivery and consumption of sports entertainment is possible on any device ports are no longer just for spectators - today’s fans are
more active, connected and engaged than ever before.
NeuLion has responded, changing the experience of
watching sports. NeuLion Sports will wow your audiences
with the most far-reaching digital experience delivering live and on-demand HD, interactive video to nearly any device.
Just ask our clients. The world’s top players, including the NFL,
NHL, NBA, UFC all use and trust NeuLion Sports to make their mission of providing critical live games to millions of fans worldwide a reality.

BENEFITS:
• Get to market quick
• Cost efficient solution
• Live, Interactive, Social TV
• Infinite screens
• Uncover new revenue
• Proven Experience

NeuLion TV Everywhere

The Always ON Solution

WHAT'S ON
HIGHLIGHTS
ZON RECOMMENDS
HOUSE
FOX
WATCH
RECORD
SHARE
LIKE
GALACTICA
ALSO SHOWING
NOW PLAYING ON TV
LIBRARY
TV
GRID
VIDEOCLUB
WHAT'S ON

BTN2GO BTN2GO.COM ZON sundance NOW KyLinTV skyangel®

• Live Linear Channels • Video-on-Demand • DVR Functionality • EPG • Social Features • Delivery and consumption of live and on-demand video is possible on any device he world is changing.. TV is no longer a single screen in our living room. Viewers want to choose when, where and how to view LIVE video across a wide breadth of devices. NeuLion addresses this, empowering multi-channel video distributors and operators,
networks and programmers, studios and movie aggregators to
seamlessly deliver live linear channels and on-demand video across nearly any device.
NeuLion TV Everywhere is the leading solution defining a new wave of interactive, social HD video experiences over the Internet.
Trusted by industry leaders since 2004, NeuLion helps deliver its customer’s rich video content to millions of consumers world-
wide on over 19 screens and ultimately uncover new revenue
streams.
BENEFITS:
• Be everywhere now
• Cost efficient solution
• Flexible business models
• Infinite screens
• Uncover new revenue
• Proven Experience

euLion is a leader in creating dynamic solutions for
the college athletics industry. Through the One Fan
Profile, NeuLion revolutionizes every aspect of a
school’s athletic program by seamlessly integrating all
functions of the department into one platform, ultimately
building and growing multiple revenue streams from
subscriptions to ticketing and donor management.
Using the One Fan Profile, NeuLion College partners
including Duke, Mississippi State and more have seen
the tremendous value in the single database including
working better as a department and understanding all
aspects of each fan by having the information at their
fingertips from across all functions. These have lead to
stronger relationships with every fan, higher
engagement and ultimately increased revenue across all
functions.
BENEFITS:
• Get to market now
• Multiple device
• Cost efficient solution
• Live and interactive
• Single data base
• Uncover new revenue

NeuLion

SAMSUNG LG VIZIO Panasonic ideas for life SONY

Microsoft XBOX SONY PlayStation

BOXEE Roku tv Google TV WD Western Digital

iPhone Google

SAMSUNG LG VIZIO Panasonic ideas for life SONY

NeuLion Supported Devices
Connected TVs
Third-party Boxes
Gaming Consoles
Mobile Smartphones / Tablets
Blu-Ray Players

NeuLion Success Stories -
 ▪ The NFL selected NeuLion as its technology partner for all of its premium (paid for) digital products. These include Game Pass HD, Audio Pass and Game Rewind
 HD that are available on PC , mobile and tablet.
 ▪ NeuLion has delivered for the NFL a stunning global HD streaming service that includes many interactive components for the NFL fan to engage with the game.
 From live NFL games, snap to whistle, highlight touch points in the player to extensive stats - the NFL digital experience has received fantastic reviews from fans.
 ▪ The NFL digital media products have seen significant year over year growth for the league each and every year since its launch in 2008.
 ▪ NeuLion has a long term agreement with the NHL to provide a complete video platform, infrastructure and service for the league and each of the 30 NHL Clubs.
 ▪ NeuLion has implemented infrastructure with the NHL that delivers video, audio and data feeds directly from NHL arenas contributing to over 250 million video views in 2011.
 ▪ NeuLion designed and developed NHL digital products on all major consumer devices that include PC, mobile, tablets, gaming consoles and other internet connected devices.
National Hockey League
National Football League

NeuLion Success Stries -
▪   Univision is one of the largest Spanish speaking cable networks in the United States.  NeuLion is providing Univision with its programming on many of the consumer devices in today’s market.
▪   NeuLion will be providing Univision with its technology and services to launch a free service for live linear channels and video on demand direct to the PC for Univision viewers who are a subscriber of a Univision distributor. Univision ‘s affiliate sales group is leveraging the TV Everywhere services provided by NeuLion to strike value added deals with its current distributors and affiliates.
 ▪ Big Ten Network (BTN) recently launch BTN2GO with NeuLion on PC’s, Apple iOS devices, and
 Android; offering Big Ten Conference Fans access to the BTN Linear Channel, live HD streaming of all the games in the Big Ten Conference and certain shows offered as Video on Demand.
 ▪ BTN2GO is an authenticated service and is free for BTN fans if they are currently a subscriber of a
 BTN affiliate. BTN has recently entered into BTN2GO affiliate deals with Dish Networks, DirecTV,
 Cox, Time Warner, Brighthouse, Charter and others.
Univision
Big Ten Network (BTN)
 ▪ AMC Networks and the Independent Film Channel launched a new consumer product called Sundance
 Now with NeuLion that represent the best single location for independent film enthusiasts
 ▪ Using NeuLion’s technology, Sundance Now offers over 300 films as a digital service for fans interested in renting or buying movies that can be downloaded to their digital devices.
 ▪ Since the launch of the Sundance Now digital service AMC Networks and IFC have used the platform to premier movies on its digital portal before the general release of the film to their other distribution channels.
AMC Networks - Sundance Now

NeuLion

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Starting With Sports, NeuLion Enables "TV Everywhere"

For decades, cable operators and satellite providers ruled over the television market, providing the only means to deliver video content to customers across the country. If you're a small video content organization, with potential customers in the tens or hundreds of thousands rather than millions, a cable channel has never been a truly viable option.

1:15 PM
100%
Scoreboard
3rd 07:37
WATCH LIVE
Iowa vs. Purdue
Watch Live
3rd 06:09
WATCH LIVE
Home
Schedule
Live
Schools
Shows

BTN2Go, the Big Ten Network for iPhone & iPad.

NeuLion Technology is Recognized by the Industry

NeuLion

WHAT'S ON
ZON
HOUSE
ALSO SHOWING
VIDEOCLUB
WHAT'S ON
GALACTICA
PRISON BREAK
sundance NOW
FEARS OF THE DARK
BTN2GO
Select a Provider
Charter
cox
DIRECTV
dish

NeuLion Benefits
✓ NeuLion has a strong track record - our clients have
 experienced significant success in digital media.
✓ NeuLion production implementations with top
 brands in the industry have resulted in highly
 innovative and interactive digital products.
✓ NeuLion clients get to market fast , on multiple
 consumer devices, with monetization that includes
 pay per view, subscription and affiliate
 authentication.
✓ The NeuLion Platform and our services have been
 evaluated and proven by many of the industry’s top
 companies.
✓ NeuLion has built its business around strong client
 loyalty, the revenue success of our clients, and being
 a leader in the market.

Charles B. Wang
Q & A

Thank You